UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  January 30, 2006
                                           -----------------


                            American River Bankshares
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                      0-31525                 68-0352144
----------------------------          -------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     Of incorporation)                 File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California         95670
-----------------------------------------------------------       ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code       (916) 851-0123
                                                     -----------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

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Item 7.01. Regulation of FD Disclosure.

On Monday, January 30, 2006 beginning at approximately 8:00 a.m. Eastern Time, American River Bankshares President and Chief Executive Officer David T. Taber will give a presentation of the Company's business strategies and financial performance at the Sandler O'Neill offices in New York, NY. Presentation materials will also be available online at www.amrb.com.


Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

         (99.1)   Investor Presentation dated January 30, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
January 30, 2006                    Mitchell A. Derenzo, Chief Financial Officer


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

INDEX TO EXHIBITS


Exhibit No.     Description                                              Page
-----------     -----------                                              ----

  99.1          Investor Presentation for American                        4
                River Bankshares dated January 30, 2006



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